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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             THRIFT MANAGEMENT, INC.
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             (Exact name of registrant as specified in its charter)


                   Florida                               65-0309540
           -----------------------                 ---------------------
           (State of incorporation                   (I.R.S. Employer
              or organization)                     (Indemnification No.)


     3141 W. Hallandale Beach Boulevard
             Hallandale, Florida                           33009
  ----------------------------------------              ----------
  (Address of principal executive offices)              (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

         Securities to be registered pursuant to Section 12(b) of the Act:

             Title of each class               Name of each exchange on which
             to be So Registered               Each Class is to be Registered
             -------------------               ------------------------------

                    NONE                                   NONE

         Securities Act registration statement file number to which this form relates: NONE.

         Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value


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Item 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Reference is made to the description of the Registrant's Common Stock in the sections entitled "Dividend Policy" and "Description of Securities - Common Stock" contained in the Registrant's Registration Statement on Form SB-2, as amended (Registration No. 333-05190).


Item 2.  EXHIBITS                  DESCRIPTION
         --------                  -----------

           3.1 Amended and Restated Articles of Incorporation of the Company(1)

           3.2           Amended and Restated Bylaws of the Company(2)

           4.3           Form of Common Stock Certificate(3)














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(1)      Incorporated by reference to Exhibit 3.1 of Registrant's Registration
         Statement on Form SB-2 (Registration No. 333-05190) filed with the Securities and Exchange Commission on July 2, 1996.

(2) Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-05190) filed with the Securities and Exchange Commission on July 2, 1996.

(3) Incorporated by reference to Exhibit 4.3 included with Amendment No. 3 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-05190) filed with the Securities and Exchange Commission on November 20, 1996.






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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  March 10, 2000                THRIFT MANAGEMENT, INC.



                                      By:  /s/  Marc Douglas
                                          -------------------------------------
                                          Marc Douglas
                                          President and Chief Executive Officer






















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